Sprott Focus Trust	September 30, 2022 (unaudited)

Schedule of Investments
Common Stocks - 96.9%
	SHARES	VALUE
CONSUMER DISCRETIONARY - 8.3%
AUTOMOBILES - 4.3%
Thor Industries, Inc.[1]	135,000	$9,447,300

SPECIALTY RETAIL - 4.0%
Buckle, Inc. (The)	280,000	8,864,800

Total (Cost $16,855,568)		18,312,100

CONSUMER STAPLES - 5.1%
FOOD PRODUCTS - 5.1%
Cal-Maine Foods, Inc.	175,000	9,728,250
Industrias Bachoco SAB de CV1	33,943	1,562,566

		11,290,816

Total (Cost $6,922,309)		11,290,816

ENERGY - 10.4%
ENERGY EQUIPMENT & SERVICES - 9.0%
Helmerich & Payne, Inc.	250,000	9,242,500
Pason Systems, Inc.[1]	980,000	9,378,941
Smart Sand, Inc.[1,2]	750,000	1,170,000

		19,791,441

OIL, GAS & CONSUMABLE FUELS - 1.4%
Exxon Mobil Corp.	35,000	3,055,850

Total (Cost $15,130,664)		22,847,291

FINANCIALS - 15.4%
CAPITAL MARKETS - 11.2%
Artisan Partners Asset Management, Inc.	305,000	8,213,650
Ashmore Group plc[1]	1,500,000	3,301,080
Federated Hermes, Inc.	325,000	10,764,000
Value Partners Group Ltd.	10,000,000	2,369,532

		24,648,262

DIVERSIFIED FINANCIAL SERVICES - 4.2%
Berkshire Hathaway, Inc.[2]	35,000	9,345,700

Total (Cost $34,779,128)		33,993,962

INDUSTRIALS - 6.0%
AEROSPACE & DEFENSE - 4.7%
AerSale Corp.[2]	555,000	10,289,700

MARINE - 1.3%
Clarkson plc	100,000	2,936,526

Total (Cost $7,472,874)		13,226,226

INFORMATION TECHNOLOGY - 6.6%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.9%
Vishay Intertechnology, Inc.	480,000	8,539,200

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.2%
Cirrus Logic, Inc.[2]	3,000	206,400
Lam Research Corp.	500	183,000

		389,400

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.5%
Western Digital Corp.[2]	170,000	5,533,500

Total (Cost $16,492,292)		14,462,100

Sprott Focus Trust	September 30, 2022 (unaudited)

MATERIALS - 35.9%
CHEMICALS - 4.1%
Westlake Chemical Corp.	105,000	$9,122,400

METALS & MINING - 31.8%
Agnico Eagle Mines Ltd.	160,000	6,756,800
Barrick Gold Corp.	250,000	3,875,000
Centamin plc	2,500,000	2,517,262
DDH1 Ltd.	12,000,000	5,680,092
Gemfields Group Ltd.[1]	15,000,000	3,041,436
Major Drilling Group International, Inc.[2]	900,000	5,414,269
Nucor Corp.[1]	87,500	9,361,625
Pan American Silver Corp.	200,000	3,176,000
Reliance Steel & Aluminum Co.	62,500	10,900,625
Schnitzer Steel Industries, Inc.	250,000	7,115,000
Seabridge Gold, Inc.[2]	300,000	3,561,000
Sims Ltd.[1]	13,500	115,540
Steel Dynamics, Inc.	120,000	8,514,000

		70,028,649

Total (Cost $73,948,345)		79,151,049

REAL ESTATE - 9.2%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 9.2%
FRP Holdings, Inc.[2]	120,000	6,523,200
Kennedy-Wilson Holdings, Inc.	550,000	8,503,000
Marcus & Millichap, Inc.	160,000	5,244,800

		20,271,000

Total (Cost $16,531,815)		20,271,000

TOTAL COMMON STOCKS (Cost $188,132,995)		213,554,544

REPURCHASE AGREEMENT - 3.0%
Fixed Income Clearing Corporation, 0.83% dated 09/30/22, due 10/03/22, maturity value $6,637,605 (collateralized by obligations of various U.S. Treasury Note, 2.875% due 06/15/25, valued at $6,769,917)		6,637,146

Total (Cost $6,637,146)		6,637,146

SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio[3]	1,345,531	1,345,531

Total (Cost $1,345,531)		1,345,531

TOTAL INVESTMENTS - 100.5% (Cost $196,115,672)		221,537,221

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5)%		(1,107,773)

NET ASSETS - 100.0%		$220,429,448

[1]

Security (or a portion of the security) is on loan. As of September 30, 2022, the market value of securities loaned was $12,820,500. The loaned securities were secured with cash collateral of $1,345,531 and non-cash collateral with a value of $11,669,322. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

[2]	Non-Income producing.
[3]	Represents an investment of securities lending cash collateral.

Sprott Focus Trust

September 30, 2022 (unaudited)

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (the “1940 Act”), under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of September 30, 2022, based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$213,554,544	$—	$—	$213,554,544
Cash Equivalents	—	6,637,146	—	6,637,146
Securities Lending Collateral	1,345,531	—	—	1,345,531
Total	$214,900,075	$6,637,146	$—	$221,537,221

On September 30, 2022, foreign common stocks in the Fund were valued at the last reported sale price or official closing price as the Fund’s fair value pricing procedures did not require the use of the independent statistical fair value pricing service.

Sprott Focus Trust

September 30, 2022 (unaudited)

Common Stock:

The Fund invests a significant amount of assets in common stock. The value of common stock held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests.

Repurchase Agreements:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments, in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of September 30, 2022, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act registered money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

As of September 30, 2022, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non-Cash Collateral	Total Collateral
$12,820,500	$1,345,531	$11,669,322	$13,014,853

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of September 30, 2022, with a contractual maturity of overnight and continuous.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website (www.sprottfocustrust.com) and on the Securities and Exchange Commission’s website (www.sec.gov).